UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 6, 2017
Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 6, 2017, Merit Medical Systems, Inc., a Utah corporation (“Merit”), issued a press release entitled “Merit Medical Acquires Products from Argon Medical Devices and Catheter Connections, Inc.” A copy of the press release is attached herewith as Exhibit 99.1.

The information furnished pursuant to Item 7.01 of this report (including Exhibit 99.1 attached herewith) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1     Press Release dated February 6, 2017 entitled “Merit Medical Acquires Products from Argon Medical Devices and Catheter Connections, Inc.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: February 6, 2017	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated February 6, 2017, entitled "Merit Medical Acquires Products from Argon Medical Devices and Catheter Connections, Inc."

4